DEBT	12 Months Ended
Jun. 28, 2017
Debt Disclosure [Abstract]
DEBT
DEBT
Long-term debt consists of the following (in thousands):

	2017	2016
Revolving credit facility	$392,250	$530,250
5.00% notes	350,000	—
3.88% notes	300,000	300,000
2.60% notes	250,000	250,000
Capital lease obligations (see Note 9)	45,417	37,532
Total long-term debt	1,337,667	1,117,782
Less unamortized debt issuance costs and discounts	(8,189)	(3,526)
Total long-term debt less unamortized debt issuance costs and discounts	1,329,478	1,114,256
Less current installments	(9,649)	(3,563)
	$1,319,829	$1,110,693

On September 23, 2016, we completed the private offering of $350.0 million of our 5.0% senior notes due October 2024 (the "2024 Notes"). We received proceeds of $350.0 million prior to debt issuance costs of $6.2 million and utilized the proceeds to fund a $300 million accelerated share repurchase agreement and to repay $50.0 million on the amended $1 billion revolving credit facility. See Note 1 for additional disclosures related to the accelerated share repurchase agreement. The notes require semi-annual interest payments which began on April 1, 2017.
The indenture for the 2024 Notes contains certain covenants, including, but not limited to, limitations and restrictions on the ability of the Company and its Restricted Subsidiaries (as defined in the indenture) to (i) create liens on Principal Property (as defined in the Indenture), (ii) enter into any Sale and Leaseback Transaction (as defined in the Indenture) with respect to any property, and (iii) merge, consolidate or amalgamate with or into any other person or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of their property. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations.
On September 13, 2016, we amended the revolving credit facility to increase the borrowing capacity from $750 million to $1 billion. We capitalized debt issuance costs of $4.0 million associated with the amendment of the revolving credit facility, which are included in other assets in the consolidated balance sheet as of June 28, 2017. During fiscal 2017, net payments of $138.0 million were made on the revolving credit facility.
Under the amended $1 billion revolving credit facility, the maturity date for $890.0 million of the facility was extended from March 12, 2020 to September 12, 2021 and the remaining $110.0 million remains due on March 12, 2020. The amended revolving credit facility bears interest of LIBOR plus an applicable margin, which is a function of our credit rating and debt to cash flow ratio, but is subject to a maximum of LIBOR plus 2.00%. Based on our current credit rating, we are paying interest at a rate of LIBOR plus 1.38% for a total of 2.60%. One month LIBOR at June 28, 2017 was approximately 1.22%.
During fiscal 2016, $256.5 million was drawn from the $750 million revolving credit facility primarily to fund the acquisition of Pepper Dining and for share repurchases. We repaid a total of $110.0 million of the revolving credit facility during fiscal 2016.
In May 2013, we issued $550.0 million of notes consisting of two tranches - $250.0 million of 2.60% notes due in May 2018 and $300.0 million of 3.88% notes due in May 2023. The notes require semi-annual interest payments which began in the second quarter of fiscal 2014.
As of June 28, 2017, $607.8 million of credit is available under the revolving credit facility. Obligations under our 2.60% notes, which will mature in May 2018, have been classified as long-term, reflecting our ability to refinance these notes through our existing revolving credit facility.
Our debt agreements contain various financial covenants that, among other things, require the maintenance of certain leverage and fixed charge coverage ratios. The financial covenants were not significantly changed as a result of the new and amended debt agreements. We are currently in compliance with all financial covenants.
Excluding capital lease obligations (see Note 9) and interest, our long-term debt maturities for the five years following June 28, 2017 and thereafter are as follows (in thousands):

Fiscal Year	Long-Term Debt
2018	$250,000
2019	—
2020	—
2021	—
2022	392,250
Thereafter	650,000
$1,292,250